UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2016

CELLCEUTIX CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-37357	30-0565645
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Cummings Center, Suite 151-B Beverly, Massachusetts 01915
(Address of principal executive offices)

(978) 921-4125
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Officer

On June 30, 2016, the Board of Directors (the "Board") of Cellceutix Corporation (the "Company") appointed Dr. Arthur P. Bertolino as President and Chief Medical Officer of the Company. Dr. Menon will continue to serve as the Chief Science Officer and President of research at the Company.

On June 30, 2016, the Company and Dr. Bertolino entered into an executive employment agreement (the "Employment Agreement"), pursuant to which, among other things, the Company agreed to pay Dr. Bertolino an annual salary of $440,000. In addition, the Company agreed to grant to Dr. Bertolino under the Cellceutix Corporation 2016 Equity Incentive Plan (i) 1,066,667 shares of restricted stock and (ii) a ten-year option to purchase 617,839 shares of the Company's Class A common stock at an exercise price of $1.39 per share, each with vesting schedules as set forth in the Employment Agreement. The Company also agreed that, with respect to each fiscal year of the Company ending during the term of Dr. Bertolino's employment and commencing with the fiscal year ending June 30, 2017, Dr. Bertolino shall be eligible to receive annual equity awards under the Cellceutix Corporation 2016 Equity Incentive Plan or any successor plan, with a target award of options to purchase 150,000 shares of the Company's common stock with an exercise price equal to the last closing price of the Company's common stock prior to the date of grant, which options shall vest ratably each month over the 24 months following the date of grant.

The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Dr. Bertolino is a leading pharmaceutical executive with over fifteen years of domestic and international drug development and management experience. Dr. Bertolino's responsibilities will include, but are not limited to, day-to-day operations for all aspects of the Company, including pipeline development, cohesion of clinical and business strategies, team building and exploration of partnering opportunities. In his career, Dr. Bertolino held several key positions at Novartis Institutes for Biomedical Research ("NIBR") from 2008 to 2013, including Vice President of Dermatology and Vice President & Global Head of Translational Medicine for Dermatology. During his time at NIBR, Dr. Bertolino was integral to the marketing approval of Ilaris® (canakinumab) in the United States, European Union and Switzerland. He also led the early clinical program of Cosentyx™ (secukinumab) and late stage supportive submission studies. Further, he successfully recruited an additional six physicians to the Novartis team and contributed to other hires in NIBR. Dr. Bertolino held positions as Senior Medical Director and Senior Director of Dermatology at Pfizer, Inc. from 2003 to 2007. Among other accomplishments at Pfizer, he led clinical programs for over a half-dozen new chemical entities involving Phase 1 and Phase 2 studies and contributed to planning for Phase 3 studies. Dr. Bertolino led FDA clinical interactions at entitlement meetings for Pfizer's dermatology products and served as Pfizer's dermatology spokesperson. Dr. Bertolino served as Chief Medical Officer and Vice President of Medical Affairs at Peplin, Inc. from 2007 to 2008, where he led Phase 2 programs and designed and drove initial Phase 3 programs that contributed to FDA approval of Picato® (ingenol mebutate). Dr. Bertolino also held the position of Executive Vice President and Chief Medical Officer at Revance Therapeutics from 2014 to 2016, where he, among other responsibilities, supervised all aspects of clinical staff and programs and regulatory affairs. Dr. Bertolino earned a BS in Chemistry/Biochemistry from SUNY Stony Brook, an MD and PhD in Pharmacology from The Johns Hopkins University School of Medicine, and an MBA from the University of Michigan Stephen M. Ross School of Business. He has authored over 50 abstracts, papers, and book chapters, and also has been a contributor to major media broadcasts and print media, such as Nightline, Nova, CBS This Morning, Men's Health, GQ, Discover and more.

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There are no arrangements or understandings between Dr. Bertolino and any other persons pursuant to which he was selected as an officer. Dr. Bertolino was elected until his successor is duly elected and qualified. There is no family relationship that exists between Dr. Bertolino and any directors or executive officers of the Company. In addition, there has been no transaction, nor is there any currently proposed transaction between Dr. Bertolino and the Company, that would require disclosure under Item 404(a) of Regulation S-K.

Equity Incentive Plan

On June 30, 2016, the Board adopted the Cellceutix Corporation 2016 Equity Incentive Plan (the "Plan"). The Plan became effective upon adoption by the Board on June 30, 2016.

Up to 20,000,000 shares of the Company's common stock may be issued under the Plan (subject to adjustment as described in the Plan); provided that, no Outside Director (as defined in the Plan) may be granted awards covering more than 250,000 shares of common stock in any year and no participant shall be granted, during any one year period, options to purchase common stock and stock appreciation rights with respect to more than 4,000,000 shares of common stock in the aggregate or any other awards with respect to more than 2,500,000 shares of common stock in the aggregate. The Plan permits the grant of incentive stock options, non-qualified stock options, stock appreciation rights, restricted awards, performance share awards and performance compensation awards to employees, directors, and consultants of the Company and its affiliates.

In connection with adoption of the Plan, the Board of Directors also approved the forms of Incentive Stock Option Agreement for Employees, Non-qualified Stock Option Agreement for Employees, Non-qualified Stock Option Agreement for Non-Employee Directors, Restricted Stock Award Agreement for Employees and Restricted Stock Award Agreement for Non-Employee Directors that will be utilized by the Company to grant options and restricted shares under the Plan.

The foregoing summary of the material terms and conditions of the Plan and the forms of Incentive Stock Option Agreement for Employees, Non-qualified Stock Option Agreement for Employees, Non-qualified Stock Option Agreement for Non-Employee Directors, Restricted Stock Award Agreement for Employees and Restricted Stock Award Agreement for Non-Employee Directors does not purport to be complete and is qualified in its entirety by reference to those documents filed as Exhibits 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7, respectively, to this report, which are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit
10.1	Employment Agreement between the Company and Dr. Arthur P. Bertolino
10.2	Cellceutix Corporation 2016 Equity Incentive Plan
10.3	Form of Incentive Stock Option Agreement for Employees for the Cellceutix Corporation 2016 Equity Incentive Plan
10.4	Form of Non-qualified Stock Option Agreement for Employees for the Cellceutix Corporation 2016 Equity Incentive Plan
10.5	Form of Non-qualified Stock Option Agreement for Non-Employee Directors for the Cellceutix Corporation 2016 Equity Incentive Plan
10.6	Form of Restricted Stock Award Agreement for Employees for the Cellceutix Corporation 2016 Equity Incentive Plan
10.7	Form of Restricted Stock Award Agreement for Non-Employee Directors for the Cellceutix Corporation 2016 Equity Incentive Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELLCEUTIX CORPORATION

Date: July 1, 2016	By:	/s/ Leo Ehrlich
	Name:	Leo Ehrlich
	Title:	Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Employment Agreement between the Company and Dr. Arthur P. Bertolino
10.2	Cellceutix Corporation 2016 Equity Incentive Plan
10.3	Form of Incentive Stock Option Agreement for Employees for the Cellceutix Corporation 2016 Equity Incentive Plan
10.4	Form of Non-qualified Stock Option Agreement for Employees for the Cellceutix Corporation 2016 Equity Incentive Plan
10.5	Form of Non-qualified Stock Option Agreement for Non-Employee Directors for the Cellceutix Corporation 2016 Equity Incentive Plan
10.6	Form of Restricted Stock Award Agreement for Employees for the Cellceutix Corporation 2016 Equity Incentive Plan
10.7	Form of Restricted Stock Award Agreement for Non-Employee Directors for the Cellceutix Corporation 2016 Equity Incentive Plan

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